            OPPENHEIMER QUEST VALUE FUND, INC
          Supplement dated January 9, 2004 to the
             Prospectus dated December 23, 2003

The Prospectus is changed as follows:

1.    The prospectus  supplement  dated December 29, 2003 is
      deleted and replaced by this supplement.

2.    The paragraph  entitled "The Manager's Fees" under the
      section  "How the Fund is  Managed - THE  MANAGER"  on
      page 12 is deleted and replaced with the following:

         The  Manager's  Fees.  Effective  January  1, 2004,
            the Fund pays the Manager an advisory  fee at an
            annual rate that  declines as the Fund's  assets
            grow:   0.90%  of  the  first  $400  million  of
            average annual net assets of the Fund,  0.85% of
            the next  $400  million,  0.80% of the next $400
            million,  0.70% of the next $400 million,  0.65%
            of the next $400  million  and 0.60% of  average
            annual  net  assets  in  excess  of $2  billion.
            From June 15, 2003  through  December  31, 2003,
            the annual  advisory fee rate was:  0.90% of the
            first $400 million of average  annual net assets
            of the  Fund,  0.85% of the next  $600  million,
            0.80% of the next $2 billion,  0.70% of the next
            $1  billion,  0.65% of the next $1  billion  and
            0.60% of average  annual net assets in excess of
            $5 billion.  Prior to June 15, 2003,  the annual
            advisory  fee  was:  1.00%  of  the  first  $400
            million  of  average  annual  net  assets of the
            Fund,  0.90% of the next $400 million,  0.85% of
            the  next  $2.2  billion,  0.75%  of the next $1
            billion  and 0.65% of average  annual net assets
            in excess of $4 billion.  The Fund's  management
            fee for its last fiscal  year ended  October 31,
            2003 was 0.92% of average  annual net assets for
            each class of shares.

3.    The  third  paragraph  under  the  section   captioned
      "WHICH CLASS OF SHARES SHOULD YOU CHOOSE?  - Investing
      for  the  Shorter  Term"  on page  17 is  deleted  and
      replaced with the following:

         And for  non-retirement  plan  investors who invest
         $1  million or more,  in most cases  Class A shares
         will be the most  advantageous  choice,  no  matter
         how long you intend to hold your  shares.  For that
         reason,  the  Distributor  normally will not accept
         purchase  orders  of  $500,000  or more of  Class B
         shares  (and   effective   February  2,  2004,  the
         Distributor   normally  will  not  accept  purchase
         orders of  $250,000  or more of Class B shares)  or
         $1 million or more of Class C shares  from a single
         investor.

      January 9, 2004                                PS0225.029